                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration
Statement on Form S-8 of our report dated April 30, 2001, relating to the financial statements of DT-FT Italian Holding GmbH, which appears in Deutsche
Telekom AG's Annual Report on Form 20-F/A for the year ended December 31, 2002.

June 26, 2003

PwC Deutsche Revision
Aktiengesellschaft
Wirtschaftspruefungsgesellschaft
Frankfurt am Main

(Laue)                                      (Kutting)
Wirtschaftspruefer                          Wirtschaftspruefer